UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(A)
of the Securities Exchange Act of 1934

Filed by the registrant ☒

Filed by a party other than the registrant ☐

Check the appropriate box:

☐	Preliminary proxy statement.
☐	Confidential for use of the commission only (as permitted by Rule 14a-6(e)(2)).
☒	Definitive proxy statement.
☐	Definitive additional materials.
☐	Soliciting material pursuant to Rule 14a-12.

CENUCO, INC.

(Name of Registrant as Specified in Its Charter)

Payment of filing fee: (check the appropriate box):

☒ No fee required.

☐ Fee computed on table below per Exchange Act Rule 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:

☐ Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-1(a)(2) and identify the filing for which the offsetting fee was paid previously, identify the previous filing by registration statement number, or the form or schedule and the date its filing.

(1) Amount Previously Paid:
(2) Form, Schedule or Registration Statement No.:
(3) Filing Party:
(4) Date Filed:

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JANUARY 27, 2005

The Annual Meeting of Stockholders (the “Annual Meeting”) of Cenuco, Inc. (“we,” “us” or “our” ) will be held at the Holiday Inn Hotel & Suites located at 1950 Glades Rd., Boca Raton, Florida, on January 27, 2005 at 10:00 a.m. (EST) for the following purposes:

(1)	To elect four directors for a term of one year, or until their successors are duly elected and qualified;

(2)	To ratify the selection of Salberg & Company, P.A. as our independent auditor for the fiscal year ending June 30, 2005; and

(3)	To act upon such other business as may properly come before the Annual Meeting.

Only holders of common stock of record at the close of business on December 6, 2004 will be entitled to vote at the Annual Meeting or any adjournment thereof.

You are cordially invited to attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting, please sign, date and return your proxy to us promptly. Your cooperation in signing and returning the proxy will help avoid further solicitation expense.

BY ORDER OF THE BOARD OF DIRECTORS

STEVEN BETTINGER
DIRECTOR, CHIEF EXECUTIVE OFFICER

DECEMBER 27, 2004
BOCA RATON, FLORIDA

i

2004 ANNUAL MEETING OF STOCKHOLDERS

OF

CENUCO, INC.

PROXY STATEMENT

INFORMATION ABOUT THE ANNUAL MEETING

This proxy statement is being furnished to stockholders in connection with the solicitation of proxies by the Board of Directors of Cenuco, Inc., a Delaware corporation (“we,” “us” or “our” ) for their use at our Annual Meeting of Stockholders (the “Annual Meeting”) to be held at the Holiday Inn Hotel & Suites located at 1950 Glades Rd., Boca Raton, Florida, on January 27, 2005 at 10:00 a.m. (EST), and at any adjournments thereof. This proxy statement and the accompanying form of proxy are first being mailed to stockholders on or about December 29, 2004. The cost of solicitation of proxies is being borne by us.

PURPOSES OF THE ANNUAL MEETING

At the Annual Meeting, our stockholders will consider and vote upon the following matters:

(1)	the election of four directors for a term of one year, or until their successors are duly elected and qualified;

(2)	the ratification of the selection of Salberg & Company, P.A. as our independent auditor for the fiscal year ending June 30, 2005; and

(3)	any other business as may properly come before the Annual Meeting.

GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why did you send me this proxy statement?

We sent you this proxy statement and the enclosed proxy card because our Board of Directors is soliciting your proxy to vote at the Annual Meeting. This proxy statement summarizes the information you need to know to vote at the Annual Meeting on January 27, 2005, and at any adjournment of the meeting, for the purposes indicated in the accompanying Notice of Annual Meeting of Stockholders. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card.

This proxy statement and the accompanying proxy card will be mailed to stockholders on or about December 29, 2004.

Who can vote?

You can vote your shares of common stock if our records show that you owned the shares at the close of business on December 6, 2004. A total of 12,697,872 shares of common stock can vote at the Annual Meeting. You get one vote for each share of common stock you own.

How do I vote by proxy?

Follow the instructions on the enclosed proxy card to vote on each proposal to be considered at the Annual Meeting. Sign and date the proxy card and mail it back to us in the enclosed envelope. The proxyholders named on the proxy card will vote your shares as you instruct. If you sign and return the proxy card but do not vote on a proposal, the proxyholders will vote for you on that proposal. Unless you instruct otherwise, the proxyholders will vote FOR the election as directors of the nominees named herein, each to serve for a term of one year, or until their successors are duly elected and qualified, FOR the ratification of the selection of Salberg & Company P.A. as our independent auditor and will use their judgment to vote FOR or AGAINST any other proposals to be considered at the Annual Meeting.

What if other matters come up at the Annual Meeting?

The matters described in this proxy statement are the only matters we know will be voted on at the Annual Meeting. If other matters are properly presented at the meeting, the proxyholders will vote your shares as they see fit.

Can I change my vote after I return my proxy card?

Yes. At any time before the vote on a proposal, you can change your vote either by giving our corporate secretary a written notice revoking your proxy card, or by signing, dating and returning to us a new proxy card, or by attending the Annual Meeting and voting in person. We will honor the proxy card with the latest date.

Can I vote in person at the Annual Meeting rather than by completing the proxy card?

Although we encourage you to complete and return the proxy card to ensure that your vote is counted, you can attend the Annual Meeting and vote your shares in person.

What do I do if my shares are held in “street name”?

If your shares are held in the name of your broker or other nominee, that party should give you instructions for voting your shares.

How are votes counted?

We will hold the Annual Meeting if holders of a majority of the shares of common stock entitled to vote either sign and return their proxy cards or attend the Annual Meeting. If you sign and return your proxy card, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote on any of the proposals listed on the proxy card. A majority of the outstanding shares will constitute a quorum at the meeting.

Who will count the votes?

American Stock Transfer & Trust Company, our transfer agent, will tabulate the returned proxy votes by mail. An officer of our company will serve as the election inspector and will tabulate the votes at the meeting. The election inspector will treat shares represented by properly signed and returned proxies that reflect abstentions from voting as shares that are present and entitled to vote for purposes of determining the presence of a quorum on all matters.

Who pays for this proxy solicitation?

We do. In addition to sending you these materials, some of our employees may contact you by telephone, by mail, or in person. None of these employees will receive any extra compensation for doing this. We may request persons holding shares in their names for others to forward soliciting materials to our principals to obtain authorization for the execution of proxies, and we will reimburse such persons for their expenses in so doing.

Who can help answer my questions?

If you have any questions concerning any proposal or the Annual Meeting, or if you would like additional copies of the proxy statement or if you will need special assistance at the meeting, please call Steven Bettinger, our Chief Executive Officer, at (561) 994-4446.

You are requested, regardless of the number of shares you hold, to sign the attached proxy card and return it promptly in the enclosed envelope.

The summary information provided above in “question and answer” format is merely a brief description of material information contained in this proxy statement.

PROPOSAL 1

ELECTION OF DIRECTORS

General

Our Board of Directors has recommended and nominated each of the individuals listed below for election to our Board of Directors at the Annual Meeting. Each duly elected director will hold office until his death, resignation, retirement, removal, disqualification, or until his successor shall have been elected and qualified. The nominees for director named in this Proposal 1 must receive a plurality of the votes cast in person or by proxy in order to be elected. Stockholders may vote in favor of all the nominees or may withhold their vote from any or all nominees. Votes that are withheld with respect to this matter will be excluded entirely from the vote and will have no effect, other than for purposes of determining the presence of a quorum. Brokers that do not receive instructions are entitled to vote those shares with respect to the election of directors.

Unless otherwise instructed or unless authority to vote is withheld, the enclosed proxy will be voted for the election of the nominees listed below. Although our Board of Directors does not contemplate that the nominees will be unable to serve, if such a situation arises prior to the Annual Meeting, the persons named in the enclosed proxy will vote for the election of such other person(s) as may be nominated by the Board of Directors.

The Board of Directors unanimously recommends a vote FOR the election of the nominees listed below.

Nominees

Steven M. Bettinger, 33 years old, has served as our Chief Executive Officer, President and director since 1999. Mr. Bettinger serves as an advisor to the E-learning market. Mr. Bettinger received his B.S. in Business Administration from Syracuse University where he attended on scholarship.

Andrew Lockwood, 36 years old, has served as a director since April 2000. Mr. Lockwood is the principal owner of Black Acre Mortgage, Inc., a mortgage brokerage firm located in Fort Lauderdale, Florida. Previously, he served as President of Shochet Securities, a division of a publicly traded financial service company. Before joining Shochet, Mr. Lockwood was employed as an attorney in the corporate and securities department of Atlas Pearlman, P.A., a law firm located in Fort Lauderdale, Florida and Graubard, Mollen & Miller, a law firm located in New York City. Mr. Lockwood received his J.D. from St. John’s University School of Law and his B.A. from Wesleyan University. Mr. Lockwood is a member of the New York and Florida Bar Associations and serves on the board of The Daniel Cantor Senior Center in Sunrise, Florida.

Jack P. Phelan, 53 years old, has served as a director since March 2000. Since June 1998, Mr. Phelan served as President of Helios International Asset Management, a registered investment advisor located in Boca Raton, Florida. From January 1995 to June 1998, Mr. Phelan served as President of Nicholson/Kenny Capital Management, an investment management firm located in Boca Raton,
Florida. Mr. Phelan is a member of the Association of Investment Management Research, the New York Society of Security Analysis, the Financial Analysts Society of South Florida, the International Society of Financial Analysts and the International Association for Financial Planning. Mr. Phelan is also a member of MENSA and the International Society of Philosophical Enquiry.

Robert Picow, 49 years old, has served as chairman of the Board of Directors since April 22, 2004, and as a director since July of 2003. In 1982, Mr. Picow founded Allied Distributors, a small electronics distributorship based in Philadelphia. In 1986, Allied Communications was formed and the company focused on cellular telephones and related products. Allied Communications became one of the leaders in this field and Mr. Picow served as C.E.O. until its merger in 1996 with Brightpoint, a publicly traded communications company. Mr. Picow served as Vice Chairman and a director at Brightpoint until 1997. Mr. Picow served as a director of S.B.A. Communications for a two-year term and is now a director of Streicher Mobile Fueling and Fundamental Management Corporation a private fund management company. Mr. Picow also serves on the Board of Trustees of the Children’s Place at Home Safe, a Palm Beach based charity.

Our Directors And Executive Officers

Our directors are elected annually and hold office until their death, resignation, retirement, removal, disqualification, or the next annual meeting of our stockholders or until their successors are duly elected and qualified. Officers serve at the discretion of the Board of Directors. There is no family relationship between or among any of our directors and executive officers. Our current Board of Directors consists of four persons.

Name	Age	Position
Steven M. Bettinger	33	Director, Chief Executive Officer and President

Andrew Lockwood	36	Director

Jack Phelan	53	Director

Robert Picow	49	Chairman of the Board

Jordan Serlin	33	Chief Operating Officer

Adam Wasserman	40	Chief Financial Officer

Below is a summary of the business experience of our executive officers who do not serve on the Board of Directors. The business experience of the remaining persons appears under the caption “Proposal 1 – Nominees” set forth above.

Jordan Serlin, 33 years old, became Chief Operating Officer in July of 2003. He served on the Cenuco Advisory Board since March of 2003. Most recently, Mr. Serlin served as CEO, Americas for United Kingdom based Tenestra, Ltd. Tenestra was a leading global developer of component hardware and software for digital and embedded wireless closed circuit television security surveillance systems. Clients and projects included: British Customs, BMW, Pepcor Intl., British Petroleum, and the United States Transportation and Security Administration. Mr. Serlin spearheaded the sale of Tenestra’s core technologies to General Electric’s security subsidiary in late 2002. Mr. Serlin previously served as the chief marketing executive for FortuneCity, an online services provider. He was part of the management team which took that firm to its $90 million IPO in 1998 on the German NeurMarkt. He currently serves on the advisory boards of Sessions.edu, the Calyx Group, the Brainstorm Venture Group, and Cualinet. He currently or previously served as a director on the boards of: LookNbuy, Qool.com, Electronic Hollywood, and Tenestra USA.

Adam Wasserman, 40 years old, was elected as our chief financial officer and controller in May 2004. Mr. Wasserman holds the degree of Bachelor of Administration from the State University of New York at Albany. He is a Certified Public Accountant (New York), and a member of The American Institute of Certified Public Accountant. Mr. Wasserman currently serves as the chief executive officer and director of CFO Oncall, Inc., a firm specializing in financial consulting services that he founded in

1999, which is located in Weston, Florida. From 1991 to 1999, he was an audit manager at American Express Tax & Business in Fort Lauderdale, Florida, where he served as an outsourced CFO and advisor to a diversified clientele in the technology, medical, retail, and service industries in both the private and public sectors. Mr. Wasserman has also served with Deloitte & Touche, LLP in New York City, where he conducted audits of public and private companies, tax preparation and planning, management consulting, and systems design. He currently serves as the Treasurer of Gold Coast Venture Capital Association, was a former officer of Toastmasters International, and is a member of the Florida Venture Forum, and Weston Chamber of Commerce.

Related Transactions

There were no related party transactions during the past two fiscal years.

INFORMATION CONCERNING THE BOARD OF DIRECTORS AND ITS COMMITTEES

The Board of Directors took action at Board meetings or by unanimous written consent five times during the fiscal year ended June 30, 2004. All directors were present for at least 95% of the Board of Directors meetings or unanimous written consents.

The sole committee of the Board of Directors is the audit committee, consisting of Jack Phelan and Andrew Lockwood, each of whom is independent as defined and required by the rules of the AMEX. Our Board of Directors has determined that Jack Phelan is also an “audit committee financial expert” as defined by the rules promulgated by the SEC.

The audit committee generally has responsibility for appointing, overseeing, and determining the compensation of our independent auditor, reviewing the plan and scope of the auditor’s audit, reviewing our audit and control functions, approving all permitted non-audit services provided by our independent auditor, and reporting to our full Board of Directors regarding all of the foregoing. The audit committee meets with the independent auditor and our management in connection with its review and approval of (i) the unaudited financial statements for inclusion in our quarterly reports on Form 10-QSB and (ii) the annual audited financial statements for inclusion in our Annual Report on Form 10-KSB. Additionally, the audit committee provides our Board of Directors with such additional information and materials as it may deem necessary to make our Board of Directors aware of significant financial matters that require its attention. The audit committee’s goals and responsibilities are set forth in an audit committee charter, a copy of which is attached as Annex A. The Audit Committee held one meeting during the fiscal year ended June 30, 2004 and each member attended the meeting. The Audit Committee Report is set forth below.

We do not have a compensation committee or a nominating committee. Decisions concerning executive officer compensation for 2004 were made by the full Board of Directors. Mr. Bettinger is the only director who is also an officer.

We do not have a nominating committee because we believe that as a small business issuer, it is not necessary for us to have a separate nominating committee. Rather, the full Board of Directors participates in the consideration of director nominees. At this time the Board of Directors does not have a policy with regard to the consideration of any director candidates recommended by stockholders because historically we have not received recommendations from our stockholders and the costs of establishing and maintaining procedures for the consideration of stockholder nominations would be overly burdensome.

In making its nominations, the Board of Directors identifies candidates who meet the current challenges and needs of the Board of Directors. In determining whether it is appropriate to add or remove individuals, the Board of Directors will consider issues of judgment, diversity, age, skills, background and experience. In making such decisions, the Board of Directors considers, among other things, an individual’s business experience, industry experience, financial background and experiences. The Board of Directors uses multiple sources for identifying and evaluating nominees for Directors including referrals from current directors and input from third party executive search firms.

All of the nominees are currently serving as members of our Board of Directors.

Report of the Audit Committee

The audit committee has reviewed and discussed the audited financial statements with management and the independent auditors. In fulfilling its responsibilities, the audit committee discussed with the independent auditors the matters that are required to be discussed by Statement on Auditing Standards No. 61. In addition, the audit committee received from the independent auditors the written disclosures and letter required by Independence Standards Board Standard No. 1, and the audit committee discussed with the independent auditors that firm’s independence.

Based upon the audit committee’s discussions with management and the independent auditors and the audit committee’s review of the representations of management and the report and letter of the independent auditors provided to the audit committee, the audit committee recommended to the Board of Directors that the audited consolidated financial statements be included in our Annual Report on Form 10-KSB for the fiscal year ended June 30, 2004 for filing with the SEC.

Respectfully Submitted:

Jack Phelan
Andrew Lockwood

Family Relationships

There is no family relationship between or among any of our directors and executive officers.

Code of Ethics

We have adopted a Code of Ethics that applies to all of our employees, officers and directors, including our Chief Executive Officer, Chief Financial Officer, Chief Accounting Officer and Controller. The Code of Ethics is located on our internet web site at www.cenuco.com under “Investor Relations.”

Compliance with Section 16(a) of the Securities Exchange Act Of 1934

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and persons who own beneficially more than ten percent of our common stock, to file reports of their stock ownership and changes of their stock ownership with the SEC. Based solely on the reports we have received and on written representations from these reporting persons, we believe that our directors, executive officers, and our ten percent stockholders have complied with Section 16(a) of the Securities Exchange Act of 1933.

Executive Compensation

The table below sets forth information relating to the compensation we paid during the past three fiscal years to: (i) the President and Chief Executive Officer; and (ii) each other executive officer who earned more than $100,000 during Fiscal 2004, 2003 and 2002 (the “Named Executive Officers”).

	Annual Compensation
						Other
						Annual		Restricted		Securities	All Other
						Compen-		Stock		Underlying	Compen-
Name and Principal Position	Year	Salary($)		Bonus($)		sation($)		Awards ($)		Options(#)	sation($)
Steven M. Bettinger	2004	$242,692		$71,000	(1)	-0-		$97,000	(4)	100,000	-0-
President and Chief Executive	2003	$250,000		$82,000	(2)	-0-		$42,000	(5)	100,000	-0-
Officer	2002	$239,615		$15,000	(3)	-0-		$35,000	(6)	100,000	-0-

Robert Picow,	2004	$449,300	(7)	$—		-0-		$9,700	(8)	10,000	-0-
Chairman of the Board	2003	$—		$—		-0-		$6,500	(9)	5,000	-0-
	2002	$—		$—		-0-		—		—	-0-

Jordan Serlin,	2004	$19,231		$86,000	(10)	$37,659	(12)	$58,200	(11)	60,000	-0-
Chief Operating Officer	2003	$—		$—		-0-		—		—	-0-
	2002	$—		$—		-0-		—		—	-0-

(1)	Represents the issuance of 100,000 shares of common stock at a fair market value of $0.71 on the date of issuance.
(2)	Represents the issuance of 100,000 shares of common stock at a fair market value of $0.82 on the date of issuance.
(3)	Represents the issuance of 42,857 shares of common stock to Steven Bettinger at a fair market value of $.35 on the date of issuance.
(4)	Represents value of 100,000 stock options granted at a fair market value on date of grant of $0.97.
(5)	Represents value of 100,000 stock options granted at an exercise price of $.42.
(6)	Represents value of 100,000 stock options granted at an exercise price of $.35
(7)	Represents the issuance of 125,000 shares of common stock at a average fair market value of $3.59 on the date of issuance which were issued in lieu of a salary.
(8)	Represents value of 10,000 stock options granted at a fair market value on date of grant of $0.97.
(9)	Represents value of 5,000 stock options granted at a fair market value on date of grant of $1.30.
(10)	Represents the issuance of 20,000 shares of common stock at a fair market value of $4.30 on the date of issuance.
(11)	Represents value of 60,000 stock options granted at a fair market value on date of grant of $0.97.
(12)	Represents amount paid during year as independent contractor.

The following table sets forth information concerning individual grants of options made during Fiscal 2004 to the Named Executive Officers.

		% of Total
	Number of Shares	Options Granted	Exercise or
	Underlying Options	to Employees in	Base Price	Expiration
Name	Granted (#)	Fiscal Year	($/Sh)	Date
Steven M. Bettinger	100,000	19.8%	$1.15	January 2014
Robert Picow	10,000	2.0%	$1.15	January 2014
Jordan Serlin	60,000	11.9%	$1.15	January 2014

Stock Options Held At End Of Fiscal 2004

The following table indicates the total number and value of exercisable and unexercisable stock options held by Named Executive Officers as of June 30, 2004.

	Number of Securities		Value of Unexercised
	Underlying Unexercised		In-the-Money
	Options at Fiscal Year-End (#)		Options at Fiscal Year-End ($) (1)
	Exercisable	Unexercisable	Exercisable	Unexercisable
Steven M. Bettinger	200,000	200,000	$970,000	$970,000
Robert Picow	1,667	13,333	$8,085	$64,665
Jordan Serlin	—	60,000	$—	$291,000

(1)	Based on the AMEX last sales price for our common stock on September 14, 2004 in the amount of $4.85 per common share.

Director Compensation

We do not currently pay any cash directors’ fees, but we pay the expenses of our directors in attending board meetings. For the fiscal year ended June 30, 2004, options and/or other equity grants to directors were as follows:

Jack Phelan and Andrew Lockwood — Each received 27,500 shares of common stock and 10,000 stock options to acquire 10,000 shares of common stock at an exercise price of $1.15.

Employee Stock Option Plan

While we have been successful in attracting and retaining qualified personnel, we believe that our future success will depend in part on our continued ability to attract and retain highly qualified personnel. We pay wages and salaries that we believe are competitive. We also believe that equity ownership is an important factor in our ability to attract and retain skilled personnel. In 2000, we adopted the 2000 Option Plan (the “Plan”). The purpose of the Plan is to further our interests, and our subsidiaries’ and stockholders’ interests, by providing incentives in the form of stock options to key employees, consultants, directors and others who contribute materially to our success and profitability. The grants recognize and reward outstanding individual performances and contributions and will give such persons a proprietary interest in us, thus enhancing their personal interest in our continued success and progress. The Plan also assists us and our subsidiaries in attracting and retaining key employees and directors. The Plan is administered by the Board of Directors. The Board of Directors has the exclusive power to select the participants in the Plan, to establish the terms of the options granted to each participant, provided that all options granted shall be granted at an exercise price equal to at least 85% of the fair market value of the common stock covered by the option on the grant date and to make all determinations necessary or advisable under the Plan. The number of shares of common stock that may be issued upon the exercise of options granted under the 2000 Plan, as amended, is 3,000,000. As of June 30, 2004, options to purchase a total of 1,361,000 shares had been granted pursuant to the Plan, all of which are outstanding and 702,667 of which are exercisable.

Equity Compensation Plan Information

The following table sets forth information about our shares of common stock that may be issued upon exercise of options and other stock based awards under our equity compensation plans as of September 30, 2004, including the Plan.

	Number of		Number of Securities
	Securities to be		remaining available for
	issued upon	Weighted average	future issuance under
	exercise of	exercise price of	equity compensation
	outstanding	outstanding	plans (excluding
	options, warrants,	options, warrants	securities reflected
Plan Category	and rights	and rights	in column (a))
	(a)	(b)	(c)
Equity Compensation plans approved by stockholders	1,326,000	$1.07	1,674,000

Equity compensation plans not approved by stockholders (1)	2,800,000	$3.59	0

Total	4,126,000	$2.78	1,674,000

(1)	We have issued the following warrants to purchase shares of our common stock without the approval of our stockholders:

•	In fiscal 2004, in connection with a private placement, we sold one unit for $100,000, comprised of 100,000 shares of our common stock and warrants entitling the holder to purchase up to 100,000 shares of our common stock at an exercise price of $1.00.

•	In fiscal 2004, we sold 30,000 units under a private placement aggregating 1,500,000 shares of our common stock and warrants to purchase 1,500,000 shares of our common stock at an exercise price of $4.50 per share.

•	In March 2004, we consummated a capital raise through a private placement offered to accredited investors. We offered, through a placement agent, investment units consisting of 5,000 shares of our common stock offered at $4.00 per share with a callable warrant to purchase 5,000 shares of our common stock at $4.50 per share. The private placement was originally to be for a maximum amount of $5,000,000, but was subsequently increased to a maximum of $6,000,000.

Employment Agreement

     We entered into an employment agreement with Steven Bettinger, our Chief Executive Officer, for a 24 month period ending January 1, 2003, subject to automatic renewals of 12-month terms unless terminated by us or Mr. Bettinger with 30-days’ prior written notice. In addition to an annual salary of up to $250,000 for Mr. Bettinger, the agreement entitles him to receive options to purchase 100,000 shares of our common stock each year of employment at fair market value. These options are issued under our 2000 Option Plan. The options vest 1/3 per year, beginning one year from the date of grant. The agreement also provide for the receipt of an annual bonus at the discretion of the Board of Directors. Mr. Bettinger received a discretionary bonus of 100,000 shares of common stock in each of Fiscal 2004 and 2003.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information at September 24, 2004, with respect to the beneficial ownership of shares of common stock by (i) each person known to us who owns beneficially more than 5% of the outstanding shares of common stock, (ii) each of our directors and nominees, (iii) each of our Named Executive Officers and (iv) all of our executive officers and directors as a group. Unless otherwise indicated, each stockholder has sole voting and investment power with respect to the shares shown.

In accordance with SEC rules, options or warrants not exercisable within 60 days of this report are not considered part of the holder’s beneficial ownership. As of September 24, 2004, there were 12,247,271 shares of common stock outstanding. Unless otherwise stated, the address for the beneficial stockholder is 6421 Congress Ave., Suite 201, Boca Raton, Florida 33487.

	Number of Shares of
	Common Stock
Name and Address of Beneficial Owner	Beneficially Owned		Percentage %
Steven M. Bettinger	3,602,982	(1)	28.79%
Robert Picow	184,167	(2)	1.47%
Jordan Serlin	20,000		*
Adam Wasserman	23,705		*
Andrew Lockwood	68,750	(3)	*
Jack Phelan	72,500	(4)	*
All executive officers and Directors as a group (6 persons)	3,972,104		31.47%

*	Less than one percent

(1)	Includes 200,000 stock options exercisable as of September 20, 2004
(2)	Includes 1,667 stock options exercisable as of September 20, 2004
(3)	Includes 30,000 stock options exercisable as of September 20, 2004
(4)	Includes 35,000 stock options exercisable as of September 20, 2004

PROPOSAL 2

RATIFY THE SELECTION OF SALBERG & COMPANY, P.A. AS OUR
INDEPENDENT AUDITOR FOR THE FISCAL YEAR ENDING JUNE 30, 2005

Grant Thornton LLP (“GT”), by letter dated December 10, 2003, terminated its relationship as our independent accountant. We mutually agreed to terminate this relationship with GT. GT had been our independent accountant, and audited our financial statements.

The reports of GT on our consolidated financial statements for the 2002 and 2003 fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

Further, for the 2002 and 2003 fiscal years, there were no disagreements between us and GT on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which would have caused GT to make a reference thereto in its report on our financial statements for such period.

During the period from August 28, 2000 through December 10, 2003, there were no reportable events (as defined in Item 304 (a)(1)(v) of Regulation S-K). GT furnished the SEC with a letter stating that it agrees with the above statements. This letter was attached as an exhibit to a Form 8-K, filed with the SEC on December 19, 2003.

The Board of Directors engaged Salberg & Company, P.A. as our new independent accountants as of December 16, 2003. Prior to such date, we did not consult with Salberg & Company, P.A. regarding (i) the application of accounting principles, (ii) the type of audit opinion that might be rendered by Salberg & Company, P.A., or (iii) any other matter that was the subject of a disagreement between us and Salberg & Company, P.A. (as defined in Item 304 (a)(1)(iv) of Regulation S-B) or a reportable event (as described in Item 304 (a)(1)(v) of Regulation S-K).

The Board of Directors has selected Salberg & Company, P.A. as our independent auditor for the fiscal year ending June 30, 2005, which is the current fiscal year. The Board of Directors wishes to obtain from the stockholders a ratification of their action in appointing their existing certified public accountant, Salberg & Company, P.A., as our independent auditor for the fiscal year ending June 30, 2005. The affirmative vote of a majority of the shares of common stock present in person or by proxy and entitled to vote at the Annual Meeting is required for the approval of this Proposal 2.

In the event the appointment of Salberg & Company, P.A. as independent auditor is not ratified by the stockholders, the adverse vote will be considered as a direction to the Board of Directors to select other independent auditors for the fiscal year ending June 30, 2005. A representative of Salberg & Company, P.A. is expected to be present at the Annual Meeting with the opportunity to make a statement if he so desires and to respond to appropriate questions.

The Board of Directors unanimously recommends a vote FOR the ratification of Salberg & Company, P.A. as our independent auditor for fiscal year ending June 30, 2005.

Audit Fees

The aggregate fees billed by our auditors and previous auditors for professional services rendered in connection with (1) the audit of our annual consolidated financial statements for Fiscal 2004 and 2003 and reviews of the consolidated financial statements included in our Forms 10-KSB and services related to the filing for Fiscal 2004 and 2003 and (2) the filing with the SEC of a registration statement on Form S-3 were approximately $61,626 and $57,000, respectively.

Audit-Related Fees

For Fiscal 2004 and 2003, our current and previous auditors did not bill any additional fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees” above.

Tax Fees

The aggregate fees billed by our auditors for professional services for tax compliance, tax advice, and tax planning were $0 and $0 for Fiscal 2004 and 2003, respectively.

All Other Fees

The aggregate fees billed by our auditors for all other non-audit services rendered to us, such as attending meetings and other miscellaneous financial consulting, in Fiscal 2004 and 2003 were $0 and $0, respectively.

Auditor Independence

Our Board of Directors considers that the work done for us in the fiscal year ended June 30, 2004 by Salberg & Company, P.A. is compatible with maintaining Salberg & Company, P.A.’s independence.

Auditor’s Time On Task

All of the work expended by Salberg & Company, P.A. on our June 30, 2004 audit was attributed to work performed by Salberg & Company, P.A.’s full-time, permanent employees.

GENERAL INFORMATION

Other Matters

The Board of Directors is not aware of any other matters to be presented for action at the Annual Meeting. However, if any other matter is properly presented at the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment on such matters.

Communications with the Board of Directors

The Board of Directors provides a process for stockholders to send communications to the Board of Directors or any of the directors. Stockholders may send written communications to the Board of Directors or any the directors c/o Secretary, Cenuco, Inc. 6421 Congress Avenue, Suite 201, Boca Raton, Florida 33487. All communications will be compiled by our Secretary and submitted to the Board of Directors or the individual directors on a periodic basis. It is our policy that the directors who are up for election at the Annual Meeting attend the Annual Meeting.

Future Proposals Of Stockholders

The deadline for stockholders to submit proposals to be considered for inclusion in the proxy statement for the 2005 Annual Meeting of Stockholders is July 15, 2005. Additionally, we must receive notice of any stockholder proposal to be submitted at the 2005 Annual Meeting (but not required to be included in our proxy statement for that meeting) by October 1, 2005, or such proposal will be considered untimely pursuant to Rule 14a-5(e) under the Securities Exchange Act and persons named in the proxies solicited by management may exercise discretionary voting authority with respect to such proposal.

Where You Can Find More Information

We file annual, quarterly and special reports and other information with the Securities and Exchange Commission (the “Commission”). You may read our Commission filings over the internet at the Commission’s website at http://www.sec.gov. You may also read and copy documents at the Commission’s public reference room at 450 Fifth Street, N.W., Washington, D.C. 20549. Please call the Commission at 1-800-SEC-0330 for further information on the public reference rooms.

We are delivering with this proxy statement our Annual Report on Form 10-KSB for the fiscal year ended June 30, 2004. Upon request, we will provide copies of the exhibits to the Annual Report on Form 10-KSB at no additional cost. All requests for copies should be directed to our Chief Executive Officer, Steven Bettinger c/o Cenuco, Inc., 6421 Congress Avenue, Suite 201, Boca Raton, Florida 33487.

BY ORDER OF THE BOARD OF DIRECTORS

STEVEN BETTINGER
DIRECTOR, CHIEF EXECUTIVE OFFICER

DECEMBER 27, 2004
BOCA RATON, FLORIDA

AUDIT COMMITTEE CHARTER
OF
CENUCO, INC.

Purpose

The Audit Committee is appointed by the Board of Directors of Cenuco, Inc. (the “Company”) to assist the Board in fulfilling its oversight responsibilities. The Audit Committee’s purpose is to assist Board of Directors’ oversight of:

– The accounting and financial reporting processes of the Company and the audits of the Company’s financial statements;

– The Company’s compliance with legal and regulatory requirements;

– The independent auditors’ qualifications, independence and performance; and

– Communication among the independent auditors, management and the Board of Directors.

The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain special legal, accounting, or other consultants or experts (collectively, “Advisors”) it deems necessary in the performance of its duties. The Company shall provide funding, as determined by the Audit Committee, for payment of (i) compensation to the independent auditors, (ii) compensation to any Advisors employed by the Audit Committee and (iii) ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out is duties.

Committee Authority and Responsibilities

Review Procedures

1.	Evaluate the Audit Committee’s performance annually and recommend any changes to the Board of Directors for approval.

2.	Review and discuss with management and the independent auditors (a) the audited financial statements (including quality of financial reporting decisions and judgments), (b) the related disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and (c) the “Critical Accounting Policies” disclosure to be contained in the annual report on Form 10-KSB and annual shareholders report to determine that the independent auditors are satisfied with the content and disclosure of the financial statements and related disclosure. Recommend to the Board that the Company’s audited financial statements be included in the Form 10-KSB.

3.	In consultation with the management and the independent auditors, consider the integrity of the Company’s financial reporting processes and controls and the Company’s system to monitor and manage business risk and ethical and legal regulatory compliance programs, and elicit any recommendations for the improvement of such controls and systems or particular areas where new or more detailed controls or systems are desirable. Discuss policies with respect to risk assessment and risk management, including major financial risk exposures and the steps management has taken to monitor, control, and report such exposures. Review significant findings prepared by the independent auditors together with management’s responses.

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4.	Review and discuss with management and the independent auditors (a) the interim financial statements (including quality of financial reporting decisions and judgments), (b) the related disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and (c) the “Critical Accounting Policies” disclosure to be contained in the quarterly report on Form 10-QSB. Discuss the results of the independent auditors’ review of the Company’s interim financial information. In addition, the Audit Committee shall discuss with the independent auditors other matters required to be communicated by the independent auditors in accordance with applicable generally accepted auditing standards prior to the inclusion of such information in the Company’s Form 10-QSB. The chair of the Audit Committee may represent the entire Committee for purposes of this review.

5.	Review annually with financial management and the independent auditors, (i) any analyses or other written communications prepared by management and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative generally accepted accounting principles (“GAAP”) methods on the financial statements; (ii) the Company’s accounting policies in light of the Company’s current operations and current GAAP and SEC rules and regulations, (iii) any major issues regarding the Company’s accounting principles and financial statement presentations, including any significant changes in the selection or application of accounting principles; and (iv) the effect of regulatory and accounting initiatives as well as off-balance sheet structures, on the financial statements of the Company.

Independent Auditors

6.	Directly appoint, compensate, retain and oversee the work of the independent auditors to audit the financial statements of the Company and its divisions and subsidiaries. The independent auditors shall report directly to the Audit Committee, and the Audit Committee shall resolve any disagreements between management and the independent auditors.

7.	Meet with the independent auditors and financial management of the Company to review the scope of the proposed audit for the current year and the audit procedures to be utilized. At the conclusion thereof review with the independent auditors such audit, including any comments or recommendations of the independent auditors, any significant changes required in the independent auditors’ audit plan or any significant difficulties or disputes encountered during the audit, including any restrictions on the scope of the auditor’s activities or on access to required information, and management’s response.

8.	Discuss with the independent auditors any other matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

9.	Receive and review (i) the independent auditors formal written statement delineating all relationships between the independent auditors and the Company, consistent with Independence Standards Board Standard 1, Independence Discussions with Audit Committees, and (ii) any other certifications or documentation necessary to ensure that the independent auditors meet the independence standard required by law. Review all such documentation with the independent auditors, and if so determined by the Audit Committee, take or recommend that the full Board of Directors take appropriate action to oversee the independence of the auditors.

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10.	Receive and review timely reports from the independent auditors regarding: (i) all critical accounting policies and practices to be used; (ii) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management officials of the Company, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors; and (iii) other material written communications between the independent auditors and the management of the Company, such as any management letter or schedule of unadjusted differences.

11.	Approve, in advance, any additional “Audit,” “Audit-Related”, “Tax” and “Other Services” (as such terms are defined by the SEC rules and regulations) to be provided by the independent auditors. Determine the amount of compensation to be paid to the independent auditors for such additional services. The Company shall provide for funding, as determined by the Audit Committee, for the payment of compensation to the independent auditors for any such services.

Develop Controls to Insure the Integrity of the Financial Statements and Quality of Disclosure

12.	Review with management and the independent auditors significant risks and exposures, and the steps management has taken to minimize the risks or exposures.

13.	Review with management the Company’s systems of internal control.

14.	On a quarterly basis, discuss the following with management and the independent auditors, if applicable:

a)	all significant deficiencies in the design or operation of internal controls which could adversely affect the Company’s ability to record, process, summarize and report financial data and any material weaknesses in internal controls; and

b)	any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls.

15.	Establish procedures for: (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters; and (iii) the receipt and treatment of any evidence of a violation of the securities laws or breach of fiduciary duty brought to the Audit Committee’s attention by the Company’s external securities counsel.

Other Audit Committee Responsibilities

16.	Annually prepare the Audit Committee Report for inclusion in the Proxy Statement.

17.	Perform any other activities consistent with this Charter, the Company’s by-laws, and governing law, as the Audit Committee or the Board of Directors deems necessary or appropriate.

18.	Establish policies for the Company’s hiring of current or former employees of the independent auditors.

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Committee Membership And Organization

1.	Appointment and Term. The Audit Committee shall be appointed annually by a majority vote of the Board of Directors. The Board of Directors, by majority vote, may remove any member of the Audit Committee.

2.	Composition and Qualifications. The Audit Committee shall be composed of at least two directors (three directors if the Company no longer qualifies as a “Small Business Issuer” under SEC Regulation S-B), each of whom must (i) be independent as defined under the rules of the American Stock Exchange (“AMEX”), (ii) meet the criteria for independence set forth in Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended (“Exchange Act”), and (iii) be able to read and understand fundamental financial statements, including a company’s balance sheet, income statement, and cash flow statement. At least one member of the Audit Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities, or who otherwise qualifies as an “audit committee financial expert” under Item 401(h) of Regulation S-B promulgated under the Exchange Act. No member of the Audit Committee may accept any consulting, advisory, or other compensatory fee from the Company other than for board service, and no member of the Audit Committee may be an affiiliated person of the Company as defined in SEC Rules.

3.	Meetings. The Audit Committee shall meet at least quarterly or more frequently as the Audit Committee requires. The Audit Committee has the authority to ask members of management or others to attend the meetings and provide pertinent information as necessary.

4.	Reporting and Minutes. The Audit Committee shall provide copies of minutes of meetings of the Audit Committee to the Board of Directors. All notices of meetings shall be provided to the Company’s management in order for payment of any applicable meeting fees and expenses to be made. The Audit Committee shall report to the entire Board of Directors the discussions held with management. The Audit Committee shall report committee actions to the Board of Directors with such recommendations as the Audit Committee may deem appropriate.

5.	Review of Charter. The Audit Committee shall review its charter on an annual basis and recommend any changes to the Board of Directors for approval. The Audit Committee shall publish this Charter whenever it is revised or at least every three years in accordance with SEC rules and regulations.

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PROXY
CENUCO, INC.

This proxy is solicited on behalf of the Board of Directors of Cenuco, Inc., a Delaware corporation (the “Company”), for the Annual Meeting of Stockholders (the “Annual Meeting”), to be held at the Holiday Inn Hotel & Suites located at 1950 Glades Rd., Boca Raton, Florida, on January 27, 2005 at 10:00 a.m. (EST). The undersigned hereby appoints Steven Bettinger and Robert Picow and each of them as the true and lawful attorneys, agents and proxies of the undersigned, with full power of substitution, to represent and to vote all shares of common stock of the Company held of record by the undersigned on December 6, 2004, at the Annual Meeting, and at any adjournments thereof. Any and all proxies heretofore given are hereby revoked.

When properly executed, this proxy will be voted as designated by the undersigned. If no choice is specified, the proxy will be voted: (i) FOR the election of the nominees to the Board of Directors named in Proposal 1; (ii) FOR the ratification of Salberg & Company, P.A. as the Company’s independent auditor for the fiscal year ending June 30, 2005 in Proposal 2; and (iii) FOR or AGAINST any other proposals to be considered at the Annual Meeting, in the judgment of the proxyholders.

1.	THE PROPOSAL TO ELECT THE FOLLOWING DIRECTORS TO THE BOARD OF DIRECTORS OF THE COMPANY. (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH, OR OTHERWISE STRIKE, THAT NOMINEE’S NAME IN THE LIST BELOW.)

☐	FOR ALL NOMINEES LISTED BELOW EXCEPT AS MARKED TO THE CONTRARY.	☐	WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES BELOW

Robert Picow
Steven M. Bettinger
Andrew Lockwood
Jack Phelan

2.	THE PROPOSAL TO RATIFY THE SELECTION OF SALBERG & COMPANY, P.A. AS THE COMPANY’S INDEPENDENT AUDITOR FOR THE FISCAL YEAR ENDING JUNE 30, 2005.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	IN THEIR DISCRETION, THE PROXYHOLDERS ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

☐ FOR	☐ AGAINST	☐ ABSTAIN

Please sign exactly as your name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give the full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

NUMBER OF SHARES OWNED	SIGNATURE

(TYPED OR PRINTED NAME)

SIGNATURE IF HELD JOINTLY

(TYPED OR PRINTED NAME)

DATED: _______________________________________

This proxy may be revoked at any time before it is voted at the meeting. Please mark, sign, date and return this proxy promptly.